UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2017

Avon Products, Inc.
(Exact name of registrant as specified in charter)

New York	1-4881	13-0544597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Building 6, Chiswick Park
London W4 5HR
United Kingdom
(Address of principal executive offices) (Zip Code)
+44-1604-232425
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT
Item 2.02 Results of Operations and Financial Condition.
On November 2, 2017, Avon Products, Inc. (the "Company") issued a press release announcing its results of operations for the third quarter 2017. The press release included the Company's consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows, and supplemental schedules, for the three-month and nine-month periods ended September 30, 2017. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit 99.1 Press Release of Avon Products, Inc. dated November 2, 2017

(Page 2 of 3 Pages)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.
(Registrant)

By	/s/ Robert Loughran
Name: Robert Loughran
Title: Group Vice President and Chief Accounting Officer

Date: November 2, 2017

(Page 3 of 3 Pages)

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release of Avon Products, Inc. dated November 2, 2017